UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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LTC Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2007

The 2007 Annual Meeting of Stockholders of LTC Properties, Inc. will be held on Tuesday, May 15, 2007 at 10:00 a.m., local time, at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362 to conduct the following items of business:

(1)         To elect five directors to serve on the Board of Directors for the ensuing year or until the election and qualification of their respective successors;

(2)         To approve The 2007 Equity Participation Plan of LTC Properties, Inc.;

(3)         To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2007; and

(4)         To transact such other business as may properly come before the meeting.

Only stockholders whose names appear of record on our books at the close of business on April 2, 2007 are entitled to notice of, and to vote at, such 2007 Annual Meeting or any adjournments of such 2007 Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors

PAMELA J. SHELLEY-KESSLER
Senior Vice President, Chief Financial Officer and Corporate Secretary

Westlake Village, California
April 9, 2007

IMPORTANT:	Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope.

LTC PROPERTIES, INC.

PROXY STATEMENT

Solicitation

This proxy statement is furnished to the stockholders of LTC Properties, Inc., a Maryland corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2007 Annual Meeting of Stockholders to be held on Tuesday, May 15, 2007 at 10:00 a.m., local time, at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362 and at any and all adjournments of our 2007 Annual Meeting. The approximate date on which this proxy statement and the form of proxy solicited on behalf of our Board of Directors will be sent to our stockholders is April 9, 2007.

Voting Rights

On April 2, 2007, the record date for the determination of stockholders entitled to notice of, and to vote at, our 2007 Annual Meeting, we had 23,645,942 shares of common stock outstanding. Each share of common stock is entitled to one vote on all matters properly brought before the 2007 Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum for the transaction of business at the 2007 Annual Meeting.

Voting of Proxies

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

•       For election of the nominated slate of directors;

•       For approval of The 2007 Equity Participation Plan of LTC Properties, Inc.; and

•       For the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2007.

Our management and Board of Directors know of no matters to be brought before the 2007 Annual Meeting other than as set forth herein; no stockholder proposals were received by us on or before December 1, 2006, the deadline for inclusion of such proposals in this proxy statement. Other business may properly come before the 2007 Annual Meeting, and in that event, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Revocability of Proxy

The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to our Corporate Secretary that the proxy is revoked, by delivering to us a later-dated proxy executed by the person executing the prior proxy, or by attending the 2007 Annual Meeting and voting in person.

Our principal executive office is located at 31365 Oak Crest Drive, Suite 200, Westlake Village, CA  91361.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Code of Ethics

LTC Properties, Inc. (or LTC) is committed to having sound corporate governance principles. Our Code of Business Conduct, Ethics and Corporate Governance and our Corporate Governance Policies are available on our website (www.ltcproperties.com) or a printed version is available by request. If we amend or waive the Code of Business Conduct, Ethics and Corporate Governance with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board of Directors (or Board) has six directors and the following three committees: (1) Audit; (2) Compensation; and (3) Nominating and Corporate Governance. On March 5, 2007, the Board nominated five incumbent directors for election at the Annual Meeting on May 15, 2007. Those nominated were Messrs. Dimitriadis, Hendrickson, King, Triche and Ms. Simpson. Mr. Yellen’s term as a director will expire on May 15, 2007. The function of each of the committees and the membership of the committees currently and during the last fiscal year are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website (www.ltcproperties.com) or a printed version is available by request. During fiscal 2006, the Board held 15 meetings. We had 100% attendance of Board members at all Board and Committee meetings in 2006. Our policy is to schedule our annual meeting of stockholders after consulting with each director regarding their availability to help ensure their ability to attend. All Board members at that time attended our 2006 Annual Meeting of Stockholders.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Andre C. Dimitriadis
Boyd W. Hendrickson	*	*	•
Edmund C. King	•	*	*
Wendy L. Simpson
Timothy J. Triche, MD	*	•	*
Sam Yellen	*	*	*

*                    Member

•                   Chairman

Audit Committee

The functions of the Audit Committee are described in “Report of the Audit Committee of the Board of Directors” on page 34. The charter of the Audit Committee is also available on our website (www.ltcproperties.com) or a printed version is available by request. The Audit Committee met eight times during fiscal 2006.

All members of the Audit Committee are independent within the meaning of the Securities and Exchange Commission’s (or SEC) regulations, the listing standards of the New York Stock Exchange (or NYSE) and our Corporate Governance Policies. The Board has determined that Mr. King, the current chair of the Committee, is qualified as an “audit committee financial expert” as defined by SEC rules and that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Compensation Committee

The Compensation Committee is responsible for establishing and governing our compensation and benefit practices. The Compensation Committee establishes our general compensation policies, reviews and approves compensation of our executive officers and oversees all of our employee benefit plans. The Compensation Committee’s charter is available on our website (www.ltcproperties.com) or a printed version is available by request. In fiscal 2006, the Compensation Committee met three times. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the 2007 Annual Meeting of Stockholders or to fill Board vacancies; (ii) overseeing our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by the Board; (iii) developing, recommending to the Board and overseeing implementation of our Code of Business Conduct, Ethics and Corporate Governance; and (iv) reviewing on a regular basis our overall corporate governance policies and procedures and recommending improvements when necessary. Specifically, the Committee’s key responsibilities are detailed in Section IV of the Nominating and Corporate Governance Committee Charter which is available on our website (www.ltcproperties.com) or a printed version is available by request.

The Nominating and Corporate Governance Committee met two times in fiscal 2006. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of the listing standards of the NYSE and our Corporate Governance Policies.

Independent Directors Meetings

Meetings of independent directors are held at regularly scheduled Board meetings throughout the year. Historically the meetings have been presided over by the Lead Director; however, any non-management director may request and preside over an Independent Director Meeting. On March 5, 2007, the Board elected to have each committee chairman preside over the Independent Director Meetings on a rotating basis.

Communications with the Board

Stockholders and all other parties interested in contacting members of the Board or its committees may send written correspondence to the Audit Committee Chairman of LTC Properties, Inc. at 31365 Oak Crest Drive, Suite 200, Westlake Village, California 91361. All such communications will be forwarded to the relevant director(s), except for solicitations or other matters unrelated to our company.

Director Independence

The provisions of our Corporate Governance Policies regarding director independence meet the listing standards of the NYSE. Our Corporate Governance Policies provides that:

•       A director who is, or has been within the last three years, an employee of LTC, or whose immediate family member is, or has been within the last three years an executive officer of LTC may not be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

•       A director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from LTC, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), may not be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee of LTC will not be considered in determining independence under this test.

•       A director who is, or whose immediate family member is, a current partner of a firm that is LTC’s external auditor; a director who is a current employee of such a firm; a director who has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or a director who was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on LTC’s audit within that time may not be deemed independent.

•       A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of LTC’s present executive officers at the time serves or served on that company’s compensation committee may not be deemed independent.

•       A director who is a current employee or whose immediate family member is a current executive officer, of a company that has made payments to, or received payments from, LTC for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, may not be deemed independent.

For purposes of these guidelines, the terms:

•       “affiliate” means any consolidated subsidiary of LTC and any other company or entity that controls, is controlled by or is under common control with LTC, as evidenced by the power to elect a majority of the board of directors or comparable governing body of such entity;

•       “executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934; and

•       “immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, or death or incapacitation.

Pursuant to our Corporate Governance Policies on Director Independence, the Board undertook its annual review of director independence in 2006. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and our company and its subsidiaries and affiliates, including those reported under “Transactions with Related Parties” below. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of our senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

The Board has affirmatively determined that each of the current directors standing for re-election is independent within the meaning of our director independence standards, which reflect the NYSE director independence standards, except for Mr. Dimitriadis and Ms. Simpson. Mr. Dimitriadis and Ms. Simpson

are considered inside directors because of their employment as senior executives of our company. In determining that each of the other directors is independent, the Board considered the following relationship, which it determined was immaterial to the director’s independence. The Board considered that our company owns Senior Subordinated Notes issued by a company at which Boyd W. Hendrickson, one of our independent directors, serves as the chief executive officer. Mr. Hendrickson does not have a direct or indirect material interest in this transaction and his only interest arises solely from his position as Chief Executive Officer. The Board determined that this relationship did not impair the independence of the director.

Consideration of Director Nominees

The Board is responsible for the selection of candidates for the nomination or appointment of all Board members. The Nominating and Corporate Governance Committee, in consultation with the Chief Executive Officer, recommends candidates for election to our Board and considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from Nominating and Corporate Governance Committee members, directors and members of management. The Nominating and Corporate Governance Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of our Bylaws relating to stockholder nominations as described in “Stockholder Proposals,” below. Stockholders may submit recommendations in writing addressed to the Nominating and Corporate Governance Committee, LTC Properties, Inc., 31365 Oak Crest Drive, Suite 200, Westlake Village, CA  91361.

Once a prospective nominee has been identified, by either the Nominating and Corporate Governance Committee  or proposed by the stockholders, the Nominating and Corporate Governance Committee makes an initial determination as to whether to conduct a full evaluation of the prospective candidate. This initial determination would include whatever information is provided with the recommendation of the prospective candidate and the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate. The Nominating and Corporate Governance Committee may make inquiries of the person making the recommendation or of others regarding the qualifications of the prospective candidate. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board. The Board’s policy is to encourage selection of directors who will contribute to our overall corporate goals and to the discharge of the Board’s responsibility to our stockholders. As such, the Board would take into consideration the prospective candidate’s ability to represent the interests of our stockholders, the prospective candidate’s standards of integrity, commitment and independence of thought and judgment. The Nominating and Corporate Governance Committee may, at the request of the Board from time to time, review the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. Board members are expected to prepare for, attend and participate in meetings of the Board and of Nominating and Corporate Governance Committees on which they serve; therefore, a prospective candidate must have the ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties as a Board member.

The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. The Nominating and Corporate Governance Committee will conduct interviews with prospective nominees in person or by telephone. After completing the evaluation and interviews, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Review, Approval or Ratification of Transactions with Related Persons

Our Code of Business Conduct, Ethics and Corporate Governance contains a clause requiring our directors to disclose to the Board any personal or other interests they may have in a transaction involving our company and to abstain from participation in any decision in which there is a conflict between their personal or other interests and the interests of our company.

In determining whether to approve or ratify a transaction, the Board will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Transactions with Related Persons

Since the beginning of our 2006 fiscal year, there were no transactions, or currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any “related person” (as that term is defined in SEC rules) had or will have a direct or indirect material interest.

New York Stock Exchange Certification

The certification of the Chief Executive Officer and our Annual Written Affirmation required by the New York Stock Exchange Listing Standards, Section 303A.12, relating to our compliance with the New York Stock Exchange Corporate Governance Listing Standards, was submitted to the New York Stock Exchange on June 2, 2006.

Investor Information

We make available to the public free of charge through our internet website our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after we electronically file such reports with, or furnish such reports to, the Securities and Exchange Commission. Our internet website address is www.ltcproperties.com. We are not including the information contained on our website as part of, or incorporating it by reference into, this proxy statement.

Posted on our website and available in print upon request of any stockholder to our Investor Relations Department are the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and a Code of Business Conduct, Ethics and Corporate Governance governing our directors, officers and employees. Within the time period required by the SEC and the New York Stock Exchange, we will post on our website any amendment to the Code Business Conduct and Ethics and any waiver applicable to our chief executive officer, principal financial officer, principal accounting officer or directors. In addition, our website includes information concerning purchases and sales of our equity securities by our executive officers and directors. On our website, under the heading “SEC Filings,” there is a link to view each Form 4 filing. Our Investor Relations Department can be contacted at:

LTC Properties, Inc.
31365 Oak Crest Drive, Suite 200
Westlake Village, California  91361
Attn: Investor Relations
(805) 981-8655

You may read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy statements and other information we file. The address of the SEC website is www.sec.gov.

PROPOSALS TO BE VOTED ON

PROPOSAL 1
ELECTION OF DIRECTORS

Each person elected as director will hold office until the 2008 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified. Each nominee listed below is currently a director of our company. The names of the five director nominees, and certain information about them, are set forth below:

Andre C. Dimitriadis Director since 1992 Age 66

Andre C. Dimitriadis founded LTC Properties, Inc. in 1992 and has been our Chairman and Chief Executive Officer since inception. In 2000 Mr. Dimitriadis also assumed the position of President. In October 2005, Ms. Simpson was named to the position of President. In March 2007, Mr. Dimitriadis assumed the position of Executive Chairman and Ms. Simpson was named to the position of Chief Executive Officer and President.

Boyd W. Hendrickson Director since 2005 Age 62

Mr. Hendrickson is Chief Executive Officer and Chairman and Member of the Board of Skilled Healthcare Group, Inc. Skilled Healthcare is located in Foothill Ranch, California and is a privately held company with subsidiaries that own and operate skilled nursing and assisted living facilities. Previously, Mr. Hendrickson was the Chief Executive Officer of Evergreen Healthcare, LLC from January 2001 through March 2002. In 2000 Mr. Hendrickson founded BH Strategies, a long term health care consulting firm. Mr. Hendrickson is a past Board Member of The American Federation of Hospitals, Beverly Enterprises, PharMerica and Superior Bank.

Edmund C. King Director since 1992 Age 72

Edmund C. King is the principal owner of Trouver Capital Partners, an investment banking firm located in Los Angeles, California and Provo, Utah. Previously, Mr. King was Ernst & Young LLP’s Southern California senior health care partner from 1973 through September 30, 1991. Mr. King is Chief Financial Officer and a director of Invisa, Inc. He also serves on the Board of Directors of Accentia Biopharmaceuticals, Inc., a publicly-traded biopharmaceutical company.

Wendy L. Simpson Director since 1995 Age 58

Wendy L. Simpson has been a director since 1995, Vice Chairman from April 2000 through October 2005, Chief Financial Officer since July 2000, Treasurer since January 2005, President and Chief Operating Officer since October 2005, and Chief Executive Officer and President since March 2007. Ms. Simpson also serves on the Board of Directors of Insurance Neighborhood, LLC, which is a non-public web based network providing consumers with health insurance purchasing information and options.

Timothy J. Triche, MD Director since 2000 Age 62

Timothy J. Triche, M.D. has been the Chairman of the Department of Pathology and Laboratory Medicine at Childrens Hospital Los Angeles since 1988. He has also been a Professor of Pathology and Pediatrics at the University of Southern California Keck School of Medicine in Los Angeles, California since 1988. He also serves on the Board of Directors of Novelix Pharmaceuticals, Inc., a private California-based biotechnology company and NanoValent Pharmaceuticals, Inc., a private nanotechnology company.

Unless authority to vote for the election of directors has been specifically withheld, the persons named in the accompanying proxy intend to vote for the election of the nominees named above to hold office as directors until the 2008 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

If any nominee becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares of common stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

Required Vote and Recommendations

The five nominees receiving the most votes (providing a quorum is present) will be elected as directors. For purposes of the vote on Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1. Properly executed and unrevoked proxies will be voted FOR the nominees set forth in Proposal 1 unless contrary instructions or an abstention are indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
THE NOMINEES SET FORTH IN PROPOSAL 1.

PROPOSAL 2
APPROVAL OF THE 2007 EQUITY PARTICIPATION PLAN OF LTC PROPERTIES, INC.

On March 19, 2007, the Board of Directors approved, subject to stockholder approval, The 2007 Equity Participation Plan of LTC Properties, Inc. (the “2007 Equity Participation Plan” or the “Plan”), under which 600,000 shares of our common stock (approximately 2.5% of the outstanding shares as of March 19, 2007) will be reserved for issuance. The 2007 Equity Participation Plan will not become effective until it is approved by our stockholders. The Board is asking our stockholders to approve the 2007 Equity Participation Plan so that we may issue to directors, key employees and consultants awards that are linked to the value of the Company’s common stock. The 2007 Equity Participation Plan will replace The 2004 Restricted Stock Plan, The 2004 Stock Option Plan, and The 1998 Equity Participation Plan of LTC Properties, Inc (the “1998 Plan”). If the 2007 Equity Participation Plan is not approved, we intend to continue to grant stock awards under The 2004 Restricted Stock Plan, The 2004 Stock Option Plan, and the 1998 Plan to the extent we were authorized to grant such awards when these plans were approved.

Description of the 2007 Equity Participation Plan

The following is a description of the purpose and a summary of the provisions of the 2007 Equity Participation Plan. The summary is qualified in its entirety by reference to the complete text of the 2007 Equity Participation Plan, which is attached hereto as Appendix A.

General.   The 2007 Equity Participation Plan permits us to issue stock options, restricted stock, performance awards, dividend equivalents, deferred stock payments and stock appreciation rights to independent directors, key employees (including officers who are directors) and consultants. The 2007 Equity Participation Plan does not permit the repricing of stock options or the granting of discounted stock options.

Purpose.   The purpose of the Plan is three-fold:

•       To provide an additional incentive for independent directors, key employees and consultants to whom awards are granted to further the growth, development and financial success of the Company by personally benefiting through the ownership of common stock of the Company and/or rights the value of which is tied to the value of the Company’s common stock or that are linked to the Company’s growth;

•       To enable the Company to obtain and retain the services of independent directors, key employees and consultants to whom awards are granted by offering them an opportunity to own common stock of the Company and/or to benefit from rights the value of which is tied to the value of the Company’s common stock or that are linked to the Company’s growth, development and financial success; and

•       To encourage independent directors, key employees and consultants to whom awards are granted to contribute materially to the Company’s growth, development and financial success, thereby benefiting the Company’s stockholders, and aligning the economic interests of the participants with those of the stockholders.

Administration of the Plan.   The Board has the authority and the discretion under the Plan to grant awards to independent directors and to administer those awards. The Compensation Committee of the Board of Directors has the authority and the discretion under the Plan to issue awards to employees and consultants and to administer those awards. The term “Grantor” as used in this summary refers to the Board, with respect to awards to independent directors, and to the Compensation Committee, with respect to awards to key employees and consultants. Except as expressly limited by the Plan, the authority of the Grantor includes the authority to determine the timing of awards, to select the recipients of awards, and to determine the terms of each award, including, among other things, any modifications of awards, applicable restrictions, termination and vesting conditions.

The Compensation Committee is comprised solely of non-employee directors of the Board.

Number of Shares Available for Issuance.   The aggregate number of such shares which may be issued upon exercise of options or in connection with other awards under the 2007 Equity Participation Plan shall not exceed Six Hundred Thousand (600,000). If an award or portion of an award is cancelled, terminated, expires or is forfeited before it is exercised or becomes fully vested, the shares of common stock underlying that award or portion of the award will be available for future grants under the 2007 Equity Participation Plan. No individual may be granted in any calendar year stock options, restricted stock, performance awards, deferred stock payments and independent stock appreciation rights representing more than 200,000 shares of common stock, or a number of dividend equivalents that exceed the number of stock appreciation rights, deferred stock awards and performance awards payable in common stock granted in such calendar year. The Compensation Committee or the Board may adjust the aggregate 600,000 limit and the individual 200,000 limit if it determines that a dividend, recapitalization, stock split, merger, consolidation or other similar corporate transaction or event equitably requires an adjustment.

Types of Awards.   The 2007 Equity Participation Plan provides for the issuance of incentive stock options to our employees and nonqualified stock options, restricted stock, performance awards, dividend equivalents, deferred stock payments and stock appreciation rights to our non-employee directors, employees and consultants. Rights to awards may be contingent on the satisfaction of performance criteria determined by the Grantor, including but not limited to net income, performance of investments, cash flow, earnings per share, return on equity, return on invested capital or assets, cost reduction or savings, funds from operations, appreciation in the fair market value of common stock and earnings before interest, depreciation and/or amortization (“Performance Criteria”).

Stock Options.   The plan provides for two types of stock options: incentive stock options and non-qualified stock options. The differences between incentive stock options and non-qualified stock options relate mainly to their tax treatment under the U.S. Internal Revenue Code (see U.S. Tax Consequences, below). A stock option gives the holder the right to receive a designated number of shares of our common stock during the period that the option is vested upon payment of the exercise price for the stock options, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. The exercise price of an option that is granted to a key employee or consultant may not be less than the fair market value of our stock on the date of grant of the option, except for incentive stock options granted to 10% shareholders, in which case the exercise price must be at least 110% of the fair market value of our stock on the date of grant. Incentive stock options must expire no later than the tenth anniversary of the date of grant, except for incentive stock options granted to 10% shareholders, in which case expiration may be no later than the fifth anniversary of the date of grant.

Options granted to independent directors must have the following provisions: the exercise price is the fair market value of our stock on the date of grant; one-third of the options vest on each of the first, second and third anniversaries of the date of grant; and the options expire on the earlier of the seventh anniversary of the date of grant or the first anniversary of the director’s ceasing to be a director.

Unless otherwise specified by the Grantor, all options become vested as of a change in control (see “Change in Control,” below).

Restricted Stock.   A restricted stock award is an award of shares of our common stock for consideration or without consideration, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. Restricted stock is forfeited to the Company if the independent director, key employee or consultant to whom it was awarded terminates service prior to the end of the vesting period determined by the Grantor, unless such termination follows a change in control (see “Change in Control,” below) or is due to death or disability. The vesting of restricted stock may be subject to Company performance, individual performance and satisfaction of one or more of the Performance Criteria.

Stock Appreciation Rights.   A stock appreciation right entitles the holder to a payment  in cash or shares of our common stock equal to the excess of the fair market value of the number of shares of our common stock underlying the stock appreciation right as of the date the stock appreciation right is exercised over such fair market value as of the date the stock appreciation right is granted. A stock appreciation right is subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made. The Plan provides for two types of stock appreciation rights: coupled stock appreciation rights and independent stock appreciation rights. A coupled stock appreciation right is related to a stock option, is exercisable only when and to the extent that the stock option and is exercised when the holder surrenders the related unexercised stock option. An independent stock appreciation right is not related to an option. Unless the Grantor determines otherwise, an independent stock appreciation right is exercisable only while the recipient is an independent director, employee or consultant.

Performance Awards.   A performance award represents the right to receive a payment in cash or shares of our common stock subject to specific performance criteria, including one or more of the Performance Criteria. A performance award is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a performance award is payable after termination of employment following a change in control (see Change in Control, below).

Dividend Equivalents.   Dividend equivalents are granted in conjunction with stock appreciation rights, deferred stock rights or performance awards. A dividend equivalent represents the right to receive payments in cash or shares of our common stock in the amount of the dividend paid on a share of our common stock between the date that a stock appreciation right, deferred stock award or performance award is granted, and the date such award is exercised, vests or expires. A dividend equivalent is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a dividend equivalent is payable after termination of employment following a change in control (see Change in Control, below).

Stock Payments.   A stock payment award represents the right to receive a share of our common stock, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made, which may include one or more of the Performance Criteria. A stock payment is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a stock payment is payable after termination of employment following a change in control (see Change in Control, below).

Deferred Stock.   A deferred stock award represents the right to receive one share of our common stock in the future, subject to the terms and conditions that the Grantor, in its sole discretion, shall determine at the time the award is made, which may include one or more of the Performance Criteria. A deferred stock award is payable only while the holder is an independent director, employee or consultant, except that the Grantor may provide that a deferred stock award is payable after termination of employment following a change in control (see Change in Control, below).

Adjustments for Changes in Capitalization.   If the Grantor determines that a dividend, recapitalization, stock split, merger, consolidation, or other similar corporate transaction or event, equitably requires an adjustment, then the Grantor may adjust any or all of:

•       the number and kind of shares of common stock (or other securities or property) with respect to which awards may be granted or awarded;

•       the number and kind of shares of common stock (or other securities or property) subject to outstanding awards; and

•       the grant or exercise price with respect to any outstanding option or stock appreciation right.

Change in Control.   As discussed above, the an independent director’s, key employee’s or consultant’s rights in an award may vest  upon a “change in control.”  “Change in Control” shall mean a change in ownership or control of LTC effected through any of the following transactions:

•       any person or related group of persons (other than LTC or a person that directly or indirectly controls, is controlled by, or is under common control with, LTC) is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of LTC representing 30% or more of the combined voting power of LTC’s then outstanding securities;

•       the stockholders of LTC approve a merger or consolidation of LTC with any other entity, other than a merger or consolidation which would result in the voting securities of LTC outstanding immediately prior thereto continuing to represent more than 66-2/3% of the combined voting power of the voting securities of LTC or such surviving entity outstanding immediately after such merger or consolidation;

•       the stockholders of LTC approve a plan of complete liquidation of LTC or an agreement for the sale of disposition by LTC of all or substantially all of LTC’s assets; or

•       a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the 2007 Equity Participation Plan was approved by the stockholders of LTC or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

Amendment and Termination.   The 2007 Equity Participation Plan may be terminated by the Board or the Compensation Committee at any time. The Board or the Compensation Committee may amend the 2007 Equity Participation Plan (and the awards issued thereunder), but may not, without prior approval of the stockholders:

•       increase the maximum number of shares of common stock that may be issued under the 2007 Equity Participation Plan; or

•       take any other action that requires shareholder approval to comply with any tax, regulatory or stock exchange requirements.

U.S. Tax Consequences.   The following brief description, which is based on existing law, sets forth certain of the federal income tax consequences of the grant of awards under the 2007 Equity Participation Plan. This description may differ from the actual tax consequences incurred by any individual recipient of an award. Moreover, existing law is subject to change by new legislation, by new regulations, by administrative pronouncements and by court decisions or by new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the federal income tax consequences described below.

Non-Qualified Stock Options.   An independent director, key employee or consultant who is granted a non-qualified stock option will not recognize taxable income at the time the stock option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price, and LTC will receive a corresponding Federal income tax deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired will be equal to the option exercise price plus the amount of ordinary income upon which he or she is taxed. Upon subsequent disposition of the shares, the optionee will recognize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the stock option is exercised.

Incentive Stock Options.   An optionee is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition generally depend upon whether the optionee was an employee of LTC or a subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of disability) and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the stock option.

If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not recognize income upon exercise of the stock option and LTC will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be.

If the optionee meets the employment rule but fails to observe the holding rule (a “disqualifying disposition”), the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as capital gain (long-term or short-term depending on the length of time the stock was held after the stock option was exercised). If, however, the sale price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sale price over the option exercise price. In both situations, the tax deduction allowable to LTC is limited to the amount of ordinary income recognized by the optionee. Under current Internal Revenue Service guidelines, LTC is not required to withhold any Federal income tax in the event of a disqualifying disposition.

Different consequences may apply for an optionee subject to the alternative minimum tax.

Restricted Stock.   An independent director, key employee or consultant who is granted restricted stock will not recognize taxable income at the time the restricted stock is granted. In general, a restricted stockholder will recognize ordinary taxable income when the stock is no longer subject to a substantial risk of forfeiture and LTC will receive a corresponding Federal income tax deduction. However, a restricted stockholder may file with the IRS a “section 83(b) election” when he or she receives the restricted stock, as a result of which he or she will recognize taxable ordinary income when the stock is granted. Upon subsequent disposition of the shares, the restricted stockholder will recognize capital gain or loss, long-term or short-term, depending on the length of time the shares are held after the shares were recognized as ordinary income.

Stock Appreciation Rights.   An independent director, key employee or consultant will not realize taxable income upon the award of stock appreciation rights. Upon the exercise of stock appreciation rights, any cash received and the fair market value on the exercise date of any shares of common stock received would constitute ordinary income to the participant, and LTC would be entitled to a deduction in the amount of such income at the time of exercise.

Performance Awards, Dividend Equivalents, Deferred Stock and Stock Payments.   An independent director, key employee or consultant normally will not realize taxable income upon the award of performance awards, dividend equivalent awards, deferred stock awards or stock payment awards. When the conditions and requirements established with respect to such an award have been satisfied and the payment amount determined, any cash and the fair market value of any shares of our common stock received will constitute ordinary income to the participant in the year in which paid or when no longer subject to a substantial risk of forfeiture, and LTC will be entitled to a deduction in the same amount.

Deductibility of Executive Compensation.   Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer, to the extent that total compensation exceeds $1 million per covered officer in any taxable year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by LTC in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights granted under the 2007 Equity Participation Plan qualifies as performance-based compensation for purposes of Section 162(m) if the grants were made by a committee of “outside directors” as defined under Section 162(m). We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options and stock appreciation rights will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation. Accordingly, all compensation deemed paid with respect to those stock options should be deductible by us without limitation under Section 162(m) of the Internal Revenue Code. Compensation paid by us in connection with restricted stock, performance awards, dividend equivalent awards, deferred stock awards or stock payment awards may be taken into account for purposes of the $1 million limitation unless the individual award is specifically designed to comply with Section 162(m)’s performance-based exemption, or the independent director, key employee or consultant is not subject to Section 162(m) at the time the Compensation is taken into account for purposes of Section 162(m).

Impact of Section 409A.   Section 409A of the Internal Revenue Code applies to compensation vested or deferred after December 31, 2004. Although final IRS regulations under section 409A have not yet been issued, section 409A may apply to awards under the 2007 Equity Participation Plan.

Required Vote and Recommendation

Stockholder approval of the 2007 Equity Participation Plan is required (i) under the rules of the New York Stock Exchange for listing the shares of common stock reserved under the 2007 Equity Participation Plan and (ii) under the Internal Revenue Code of 1986, as amended, in order for options granted under the 2007 Equity Participation Plan to be considered “incentive stock options” and for awards to qualify as “performance-based” for purposes of Code Section 162(m). The affirmative vote of a majority of all the votes cast at the meeting, provided that the total votes cast represent over 50% in interest of all shares entitled to vote, is required to approve the 2007 Equity Participation Plan as set forth in this Proposal 2. For purposes of the vote on Proposal 2, any abstention will have the effect of a vote against the proposal and broker non-votes will not be treated as notes cast for such purpose and therefore any broker non-vote will have the effect of a vote against Proposal 2 unless the total votes cast on the proposal represent over 50% in interest of all shares entitled to vote on Proposal 2. If the total votes cast on Proposal 2 represent over 50% in interest of all shares entitled to vote on the proposal, then broker non-votes will have no effect on the result of the vote. Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
2007 EQUITY PARTICIPATION PLAN

PROPOSAL 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit LTC Properties, Inc.’s consolidated financial statements for the year ended December 31, 2007. During 2006, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax and other audit related services. See “Independent Registered Public Accounting Firm” on page 33. A representative of Ernst & Young LLP is expected to be present at the 2007 Annual Meeting.

Required Vote and Recommendation

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2007 requires the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present. For purposes of the vote on Proposal 3, abstentions and broker non-votes will not be counted as votes cast and this will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 3. Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP AS LTC PROPERTIES, INC.’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2007

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table shows information as of March 6, 2007 with respect to the beneficial ownership of our common stock by (1) each person who is known by us to own beneficially more than 5% of our common shares based on the most recent Schedule 13D or 13G filings made by such person with the Securities and Exchange Commission pursuant to rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, (2) each director and director nominee, (3) each named executive officer identified in the Summary Compensation Table below, and (4) the current directors and executive officers as a group.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	(1)	Percent of Outstanding Shares in Class(2)
Principal Stockholders:
Deutsche Bank AG Taunusanlage 12 Frankfurt am Main 60262	Common Stock	2,546,540	(6)	10.8%
National Health Investors, Inc. 100 Vine Street Suite 1200 Murfreesboro, TN 37130	Common Stock	2,774,800	(3)	10.5%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	Common Stock	1,794,273	(5)	7.6%
David J. Dunn 9255 Towne Centre Drive Suite 925 San Diego, CA 92121	Common Stock	1,663,100	(4)	7.0%
Named Executive Officers:
Andre C. Dimitriadis	Common Stock	708,727	(13)	3.0%
Wendy L. Simpson	Common Stock	332,717	(7)(8)(9)(13)	1.4%
Pamela Shelley-Kessler	Common Stock	24,330	(8)(13)	*
Peter Lyew	Common Stock	3,430	(8)(13)	*
Clint Malin	Common Stock	3,000	(8)(13)	*
Director and Director Nominees:+
Boyd W. Hendrickson	Common Stock	19,550	(7)(10)(12)(13)	*
Edmund C. King	Common Stock	67,236	(7)(8)(11)(12) (14)	*
Timothy J. Triche, M.D.	Common Stock	39,717	(7)(8)(12)(13)	*
Sam Yellen	Common Stock	44,724	(8)(12)(13)	*
All directors and executive officers as a group (9 persons)	Common Stock	1,243,431	(7)(8)(9)(10) (11)(12)(13)	5.2%

                 * Less than 1%

             + Does not include information concerning directors Andre C. Dimitriadis and Wendy L. Simpson, each of whom is also an executive officer, which information is provided above.

       (1) Except as otherwise noted below, all shares are owned beneficially by the individual or entity listed with sole voting and/or investment power.

       (2) For purposes of computing the percentages, the number of shares outstanding includes shares purchasable by such individual or entity upon exercise of outstanding options that are presently exercisable or will become exercisable within 60 days of March 6, 2007 as follows: Ms. Simpson-4,000; Mr. Hendrickson-10,000; Mr. King-15,000 and Dr. Triche-5,000.

       (3) Based upon information contained in a Schedule 13G filed with the SEC by National Health Investors, Inc. (or NHI) on February 14, 2003 and with respect to the ownership of our common stock as of December 31, 2002, NHI directly owns 774,800 shares and has sole voting and dispositive power over these shares. Additionally, NHI owns our Series C Cumulative Convertible Preferred Stock, which has an option to convert at a price of $19.25 per share into 2,000,000 shares of common stock. For the purpose of computing this percentage, the number of shares subject to conversion is deemed to be outstanding only for the calculation of NHI’s percent of class calculation.

       (4) Based upon information contained in a Schedule 13G/A filed with the SEC on January 29, 2007 by David J. Dunn (or DJD) and the Dunn Family Trust (or DFT) with respect to the ownership of our common stock as of December 31, 2006, DFT directly owns 752,050 shares and may be deemed to beneficially own 773,050 shares held by Idanta Partners Ltd. (or IPL) for which DFT serves as general partner. DFT has the sole power to vote or to direct the vote and to dispose or to direct the disposition of such shares. DJD may be deemed to beneficially own 1,663,100 shares because (a) DJD is the trustee of DFT, which owns 752,050 shares and which is the general partner of IPL, which owns 773,050 shares, (b) DJD is a limited partner in the Steven Dunn Family Partners Limited Partnership (or SDFP), which owns 68,600 shares, (c) DJD is a trustee of and a participant in the Idanta Partners Ltd. Retirement Plan (or RET), which owns 19,400 shares, and (d) DJD owns 50,000 shares jointly with his spouse. In his capacity as trustee of DFT, which is also a general partner of IPL, DJD has the sole power to vote or to direct the vote and to dispose or direct the disposition of 1,525,100 shares. DJD may be deemed to share the power to vote or direct the vote and to dispose or to direct the disposition of the 68,600 shares held by SDFP, 19,400 shares held by RET and 50,000 shares jointly held by his spouse.

       (5) Based upon information contained in a Schedule 13G filed with the SEC on January 23, 2007 by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Fund Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, and Barclays Global Investors Japan Limited with respect to the ownership of our common stock as of December 31, 2006, such entities together beneficially own an aggregate of 1,794,273 shares and have the sole power to vote or direct the vote of 1,695,025 shares and the sole power to dispose or direct the disposition of 1,794,273 shares.

       (6) Based upon information contained in a Schedule 13G/A filed with the SEC on February 9, 2007 by Deutsche Bank AG, RREEF America L.L.C. (“RREEF”) and Deutsche Investment Management Americas (“DIMA”) with respect to the ownership of our common stock as of January 31, 2007, the Corporate and Investment Banking business group and the Corporate Investment business group (collectively, CIB) of Deutsche Bank AG and its subsidiaries (including RREEF and DIMA) and affiliates beneficially own 2,546,540 shares and have the sole power to vote or direct the vote and dispose or direct the disposition of such shares. CIB disclaims beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which CIB or its employees have voting or investment discretion, or both, and (ii) certain investment entities, of which CIB is the general partner, managing general partner, or other manager, to the extent interests in such entities are held by persons other than CIB.

       (7) Includes 4,000; 10,000; 15,000 and 5,000 shares subject to outstanding options held by Ms. Simpson and Messrs. Hendrickson, King, and Triche, respectively, all of which options are presently exercisable or will become exercisable within 60 days after March 6, 2007.

       (8) Includes 24,372; 930; 13,577; 5,388; 13,577 and 930 shares held in the deferred compensation trust for Mses. Simpson and Kessler and Messrs. King, Triche, Yellen and Lyew, respectively. Mr. Malin does not hold any shares in the deferred compensation trust.

       (9) Includes 5,315 shares of common stock held by spouse in an individual retirement account.

(10) Includes 550 shares of common stock held in an individual retirement account.

(11) Includes 1,685 shares of common stock held by spouse in an individual retirement account.

(12) None of the shares beneficially owned include ‘directors’ qualifying shares.’

(13) None of the shares beneficially owned have been pledged as security.

(14) 5,700 of the shares beneficially owned have been pledged as security.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

During 2006, the Compensation Committee comprised Mr. King, Chair, Mr. Hendrickson, Dr. Triche and Mr. Yellen each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member is subject to annual reconfirmation and may be removed by the Board at any time. The Compensation Committee reviews and approves the compensation of our executive officers and determines our general compensation policy. The Compensation Committee is also responsible for the administration of our 1992 Plan, 1998 Plan, 2004 Stock Option Plan, and 2004 Restricted Stock Plan. The Compensation Committee is authorized to determine the options and restricted stock awards to be granted under such plans and the terms and provisions of such options and restricted stock awards. We have three executive officers; our Executive Chairman, our Chief Executive Officer and our Chief Financial Officer. Andre C. Dimitriadis, our Executive Chairman recommends to the Compensation Committee the base salary, annual bonus and long-term compensation levels for all of our other officers. None of the other executive officers had any role in determining or recommending the form or amount of the compensation of the other executive officers.

Executive Compensation Program Philosophy and Objectives

The Compensation Committee endeavors to ensure that the compensation programs for our executive officers are effective in attracting and retaining key executives responsible for our company’s success and are administered in appropriate fashion in the long-term interests of our company and our stockholders. The Compensation Committee seeks to align total compensation for executive management with our overall performance as well as the individual performance of each executive officer. Our compensation package, which currently is comprised of base salary, annual bonuses, long-term equity incentives, such as stock options and restricted stock, and severance protection, is intended to reinforce management’s commitment to enhancing profitability and stockholder value.

The policies of the Compensation Committee may be summarized as follows:

(1)          Our compensation programs are designed to attract, motivate and retain qualified key executives;

(2)          An executive’s salary, bonuses and incentive compensation and other benefit programs should reflect both our company’s performance as a whole and the executive’s individual performance and effort; and

(3)          Our compensation programs should enable the executive to have a financial interest in our company that parallels the financial interests of our stockholders.

Executive Compensation Program Elements

We seek to achieve our compensation program objectives through the following key compensation elements:  base salary, annual bonus opportunity, long-term equity incentive opportunity and severance protection for termination of the executive officers’ employment under certain conditions or change in control of our company. We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives as follows:

Base salary—attract, motivate, and retain qualified key executives. We believe the base salary should reflect job responsibilities, value to our company, individual performance/expertise and competitiveness of the market for the executive’s services/salary norms for persons in comparable positions at comparable companies.

Annual bonuses—reward company performance and individual performance and effort. We believe the annual bonus should be linked to individual performance and to our company’s performance as a whole, and where practicable, should be tied to variables under our management’s control.

Long-term equity incentives—align executives’ financial interests with those of our stockholders. We believe that long term compensation should motivate and reward the creation and preservation of long-term stockholder value.

Severance protection—attract, motivate and retain qualified key executives. We believe that providing our executives with severance and other benefits upon termination of employment or change in control is consistent with the severance protections offered by similar companies and is an integral part of total executive compensation.

Base salaries and severance protection are designed primarily to attract, motivate and retain qualified key executives. These are the elements of our executive compensation program where the value of the benefit in any given year is typically not variable. We believe that it is important to provide executives with predictable benefit amounts that reward the executive’s continued service. Base salaries are paid out on a short-term basis and are intended to attract and motivate executives. Severance and other benefits are paid out on a longer-term basis such as upon termination of employment or change in control and are designed to aid in retaining executives.

Annual bonuses are designed to reward performance, both at the company and individual level. Annual bonuses are paid out on a short-term basis and are designed to reward performance for that period.

Long-term equity incentives are intended to align executives’ and stockholders’ interests. Long-term equity incentives are typically earned and paid out on a longer-term basis and are designed to reward performance over one or more years.

We encourage our executives to hold our company’s stock on a long-term basis however we do not have any equity or other security ownership requirements or guidelines for executives. Additionally, we do not have any policies regarding the ability of executives to hedge the economic risk of ownership in our company’s stock other than as outlined in our Insider Trading Policy which is contained in our Code of Business Conduct, Ethics and Corporate Governance and is available on our website as mentioned previously in the Investor Information section.

Competitive Considerations

In determining the level and composition of compensation for the executive officers, the Compensation Committee considers various corporate performance measures, both in absolute terms and in relation to similar companies, and individual performance measures. Although the Compensation Committee considers funds from operations per share as an important measure of our performance, the Compensation Committee does not apply any specific quantitative formula in making compensation decisions. The Compensation Committee also may evaluate the following factors in establishing executive compensation: (a) periodically, the comparative compensation surveys and other material concerning compensation levels and stock grants at similar companies; (b) our historical compensation levels and stock awards; (c) overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent; (d) financial performance of other real estate investment trusts relative to market condition; and (e) from time to time, the Compensation Committee may seek the advice of an independent compensation consultant in assessing its overall compensation philosophy. The Compensation Committee assigns no specific weight to any of the factors discussed above in establishing executive compensation. In determining the appropriate levels of compensation to be paid to executive officers, we do not generally factor in amounts realized from prior compensation. Additionally, we did not engage in any benchmarking during 2006 of total compensation or any material element of compensation. See “Subsequent Compensation Actions” below for a description of compensation consultants retained during 2007.

Executive Compensation Practices

Base Salaries

Base salaries are reviewed and adjusted by the Compensation Committee on an annual basis. We typically pay base salaries in cash at regular intervals throughout the year. The Compensation Committee seeks to ensure that the base salaries are established at levels considered appropriate in light of responsibilities and duties of our executive officers as well as at levels competitive to amounts paid to executive officers of other real estate investment trusts. In determining an individual executive’s actual base salary, the Compensation Committee also considers other factors, which may include the executive’s past performance and contributions to our success. During 2006, the Compensation Committee increased the salaries of the three vice presidents by an annual aggregate total of $20,000. This increase represents a 4.6% increase since the last time the salaries were adjusted which was in 2004. The Compensation Committee based its decision to increase the vice presidents’ salaries in light of the responsibilities and duties of the vice presidents as well as amounts paid to vice presidents of other real estate investment trusts and the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent.

Our executive officers each have an employment agreement (see “Description of Employment Agreements” below) granting them the contractual right to receive a fixed base salary as disclosed in the “Summary Compensation Table” below.

Annual Bonuses

Bonuses are awarded based on our overall performance and individual performance of each executive officer. We typically pay annual cash bonuses however bonuses may be awarded in other forms, such as stock awards, in lieu of cash payments. Bonus amounts awarded may vary from year to year and are typically paid, or awarded, at the end of the period for which performance is being rewarded. Annual bonuses for executive officers are awarded by the Compensation Committee. The Compensation Committee seeks to ensure that bonuses are established at levels considered appropriate in light of responsibilities and duties of our executive officers as well as at levels competitive to amounts paid to executive officers of other real estate investment trusts. In determining an individual executive’s annual bonus, the Compensation Committee also considers other factors, which may include the executive’s past performance and contributions to our success. None of our executive officers have a contractual right to receive a fixed actual or target bonus for any given fiscal year. However Ms. Simpson’s employment agreement, effective March 1, 2007, provides that we have set for her an annual target bonus equal to 100% of her base salary which shall be awarded at the sole discretion of the Board of Directors. Bonuses were awarded to our executive officers as disclosed in the “Summary Compensation Table” below for services provided during 2006.

The bonuses paid to our executive officers in 2006 are disclosed in the “Summary Compensation Table” below. In determining the individual bonus amounts the Compensation Committee considered the responsibilities and duties of our executive officers, competitive amounts paid to executive officers at other real estate investment trusts, and the executive’s past performance and contributions to our success.

Long-Term Equity Incentives

Long-term incentives are designed to align the executives’ financial interests with those of our stockholders. Therefore, our long-term incentive compensation for our executive officers has historically taken the form of a mix of restricted stock and stock option awards. The Compensation Committee does not have a formula for determining the mix of restricted stock and/or stock options awarded. Awards are made on an individual basis and are not granted at any pre-determined time during the year. Restricted stock and stock option awards typically vest ratably over a three to five year period and are generally subject to the individual executive officer’s continued employment. The level of long-term incentive compensation is determined by the Compensation Committee based on an evaluation of competitive factors in conjunction with total compensation provided to each individual executive officer. The relevant weight given to each of these factors varies from individual to individual. Stock price performance has not been a factor in determining annual compensation because the price of our common stock is subject to a variety of factors outside of our control. We do not have an exact formula for allocating between cash and non-cash compensation. Nor do we have a policy for allocating between long-term and currently paid out compensation.

The grant date of an equity award is the date the Compensation Committee approves the equity award, if approved at a meeting, or the date the last signature is obtained if approved by unanimous written consent. The grant date may also be a future date from the date of approval as specified by the award. In no instances has the grant date been retroactive or prior to the date the Compensation Committee approved the equity award. For long-term incentive awards in the form of stock options, the exercise price is the closing price of our company’s stock as reported by the NYSE on the grant date. The Compensation Committee has not and does not time the granting of equity awards with any favorable or unfavorable news released by us.

The following is a summary of our long-term equity incentive programs in effect through December 31, 2006. In 2007 new equity awards were granted and unvested outstanding equity awards were modified as further described below under “Subsequent Compensation Actions”.

We have adopted the Restated 1992 Stock Option Plan (or 1992 Plan), the 1998 Equity Participation Plan (or 1998 Plan), the 2004 Stock Option Plan and the 2004 Restricted Stock Plan under which awards may be granted including stock options (incentive or non-qualified), stock appreciation rights, restricted stock, deferred stock and dividend equivalents. We reserved 1,400,000 shares of common stock for issuance under the 1992 Plan, 500,000 shares for issuance under the 1998 Plan, 500,000 shares for issuance under the 2004 Stock Option Plan and 100,000 shares for issuance under the 2004 Restricted Stock Plan. All plans are administered by the Compensation Committee which sets the terms and provisions of the awards granted under the plans. Incentive stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may only be awarded to officers and other full-time employees to promote our long-term performance and specifically, to retain and motivate senior management to achieve a sustained increase in stockholder value. Non-qualified stock options, stock appreciation rights, restricted stock, deferred stock and dividend equivalents may be awarded to non-employee directors, officers, other employees, consultants and other key persons who provide services to us. The Compensation Committee reviews and evaluates the overall compensation package of the executive officers and determines the awards based on our overall performance and the individual performance of the executive officers.

Severance and Other Benefits Upon Termination of Employment or Change in Control

As discussed in greater detail in the section “Employment Agreements” below, we have provided our executive officers with severance and other benefits upon termination of employment or change in control. We believe that we need to provide our executive officers with severance protections that are competitive with severance protections offered by companies similar to ours. We believe the severance protections we have provided our executive officers are consistent with our compensation objective to attract, motivate and retain qualified key executives.

We believe that severance should be payable to our executive officers if their employment is terminated for any reason, except for a termination for cause or a voluntary resignation. The amount of cash severance we will pay and other severance benefits we extend to our executive officers upon such an occurrence is intended to help them avoid financial hardship during the period of time when the executive officer is likely to be unemployed and seeking new employment. If the executive officer’s employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay the officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis, two times base salary for Ms. Simpson and one times base salary for Ms. Shelley-Kessler, Mr. Malin and Mr. Lyew. Additionally, medical and dental insurance coverage will be extended for up to 18 months at our expense to the executive officer.

We believe that severance should be payable to our executive officers upon a change of control because a change of control transaction creates uncertainty regarding the continued employment of the executive officers. The amount of cash severance we will pay and other severance benefits we extend to our executive officers upon a change of control is intended to encourage the executive officers to remain employed by us during an important time when their prospects for continued employment following the change of control transaction are often uncertain. Upon a change in control of our company whether or not the officer’s employment is terminated, we will pay the officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $3,000,000 for Ms. Simpson and two times base salary for Ms. Shelley-Kessler, Mr. Malin and Mr. Lyew. Further, upon a change of control all stock options and/or restricted stock automatically vests. The Compensation Committee believes that a change of control typically results in a constructive termination of the executive officers and therefore designed severance protection effective upon a change of control, rather than actual termination in the event of a change of control of our company.

If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the “golden parachute” rules on payments and benefits, then they will be entitled to receive an additional amount (a “gross-up payment” to make the officer whole for these excise taxes and for all taxes on the gross-up payment). Effective March 1, 2007, we have agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. The Compensation Committee believes that there are several situations that could result in continuing health care coverage not being available to these executives as a result of an action taken by us or a transaction involving our company. The provision of continuing health insurance benefits was included in the evaluation of the overall compensation package we have provided to our top two executive officers. The buyout clause was designed to limit our exposure to increasing health insurance costs.

Notwithstanding the foregoing, we will have no liability if an executive officer’s employment is terminated for cause or by voluntary resignation without a good reason.

401(k) Savings Plan

In January 2002 we implemented a 401(k) Savings Plan which is a defined contribution plan covering all of our employees. Each year participants may contribute up to 15% of pre-tax annual compensation. In 2006 the contributions may not exceed $15,000, or $20,000 if the employee is 50 years or older. We will match up to 3% of salaries for our vice presidents and contribute 3% of the individual’s salary for staff that open an account. We will not contribute any amount, nor match contributions for our executive officers at the senior vice president level and higher.

Benefits

With limited exceptions, the Compensation Committee’s policy is to provide benefits to executive officers that are substantially the same as those offered to other officers of our company at or above the level of vice president. Except for the supplemental medical insurance discussed below, the employee benefits programs in which our executive officers participate (which provide benefits such as medical, dental and vision benefits coverage, life insurance protection, and 401(k) savings plan) are generally the same programs offered to all of our full-time employees. Our officers at the level of vice president and above are eligible to participate in a supplemental medical insurance program which provides participants with reimbursements for eligible out-of-pocket medical expenses such as primary insurance co-payments, deductibles, and certain elective medical procedures not covered by the employee’s primary insurance policy. Amounts reimbursed to our executive officers during 2006 are included in the “Summary Compensation Table” below. Effective March 1, 2007, we have agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. The Compensation Committee believes that there are several situations that could result in continuing health care coverage not being available to these executives as a result of an action taken by us or a transaction involving our company. The provision of continuing health insurance benefits was included in the evaluation of the overall compensation package we have provided to our top two executive officers. The buyout clause was designed to limit our exposure to increasing health insurance costs.

Tax and Accounting Considerations

Policy with Respect to Section 162(m)

Section 162(m) of the Code denies deduction for Federal income tax purposes for certain compensation in excess of $1,000,000 paid to certain executive officers, unless certain performance, disclosure, stockholder approval and other requirements are met. The Compensation Committee will continue to review the effects of its compensation programs with regard to Code Section 162(m). A substantial portion of the compensation program will be exempted from the $1,000,000 deduction limitation. We will continue to evaluate alternatives to ensure executive compensation is reasonable, performance-based, and consistent with our overall compensation objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible.

Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control may affect the deductibility of certain compensation payments. The Compensation

Committee will consider various alternatives to preserve the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Accounting for Stock-Based Compensation

We adopted the fair-value-based method of accounting for stock-based compensation effective January 1, 2003 in accordance with Statement of Financial Accounting Standard (or SFAS) No. 123. We adopted SFAS No. 123 using the “prospective method” described in SFAS No. 148 and therefore have recognized compensation expense related to all employee stock-based awards granted, modified or settled after January 1, 2003. We adopted SFAS No. 123(R) effective January 1, 2006. The adoption of SFAS No. 123(R) did not have a significant impact on our accounting for stock-based compensation.

Subsequent Compensation Actions

During 2007 the Compensation Committee retained Buck Consultants, LLC (or Buck) to review and identify our appropriate peer group companies, to obtain and evaluate current executive compensation data for these peer group companies, to assess marketplace pay levels, and to assist us in determining the appropriate compensation levels for senior executive officers for 2007. While we review the compensation data for our peer group companies in determining the reasonableness of our executive officers compensation, we do not set compensation levels by reference to any certain percentile or benchmark within our peer group companies. Consistent with our compensation philosophies described above, our goal is to provide each executive officer with a current executive compensation program that is market-derived and market-driven in light of the compensation paid to comparable executives at our peer group companies. Buck did not provide any consulting services to us during 2006. Buck reported directly to the Compensation Committee and no individual executive officer or single director had a role in retaining Buck. Buck recommended the compensation packages we currently provide to our top two executive officers to the Compensation Committee. The Compensation Committee approved and implemented Buck’s recommendations effective March 1, 2007.

Effective March 1, 2007, the Compensation Committee granted Ms. Simpson 40,000 shares of restricted stock and modified the vesting for a total of 27,120 shares of unvested restricted stock previously awarded under two separate award grants. The 40,000 shares vest ratably over three years on the anniversary of the effective grant date. Vesting for the 27,120 shares was changed to vest ratably over three years on the anniversary date of the effective modification date, March 1, 2007. This change to the vesting dates was not material as the vesting for the two grants that were modified was also over three years. The change merely aligned all the vesting dates for the unvested restricted stock awarded to Ms. Simpson. The Compensation Committee based its decision to award Ms. Simpson in her new role as Chief Executive Officer with 40,000 shares of restricted stock on the results, findings and recommendations of Buck who determined that this award was consistent and competitive in the current market environment.

Also effective March 1, 2007, the Compensation Committee modified the vesting for a total of 54,960 shares of unvested restricted stock previously awarded to Mr. Dimitriadis under two separate award grants. The award modification accelerated the vesting so that the 54,960 shares vest ratably over ten months on the last day of every month beginning on March 31, 2007. Prior to the modification the shares were vesting in two traunches ratably over two and three years, respectively. The modification made to the vesting of Mr. Dimitriadis’ restricted stock was intended to compensate him in his new role as Executive Chairman, a position he accepted effective March 1, 2007.

Effective March 1, 2007, Mr. Dimitriadis as Executive Chairman of the Board, has been provided with a four-year “ever-green” employment contract. Mr. Dimitriadis’ current base salary is $240,000 and he devotes two full business days per week to the business and affairs of our company. Effective March 1,

2007, Ms. Simpson, as Chief Executive Officer and President, has been provided with a three-year “ever-green” employment contract with a base salary of $400,000 and a target bonus of 100% of her base salary. Additionally, effective March 1, 2007, we agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. Effective March 1, 2007 Ms. Shelley-Kessler, as Senior Vice President and Chief Financial Officer, has been provided with a one-year “ever-green” employment contract with a base salary of $190,000. The Compensation Committee based its salary level decisions on the results, findings and recommendations of Buck who determined that these salary levels were consistent and competitive in the current market environment. The Compensation Committee believes that the compensation packages it provides to our executive officers meet our compensation policy objectives of attracting, motivating, and retaining qualified key executives, reflecting our company’s performance as a whole and the executive’s individual performance and effort as well as aligning our executives’ financial interest with those of our stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2006, the Compensation Committee consisted of Boyd W. Hendrickson, Edmund C. King, Timothy J. Triche, MD., and Sam Yellen, all of whom are independent, non-employee directors. There are no “interlocks” (as defined by the rules of the Securities and Exchange Commission) with respect to any member of the Compensation Committee of the Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal 2006. Based on the review and discussions, the Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
Timothy J. Triche, M.D.
Boyd W. Hendrickson, Edmund C. King, and Sam Yellen

SUMMARY COMPENSATION TABLE

This table presents information regarding compensation of our Chief Executive Officer, Chief Financial Officer and the other three most highly paid officers for services provided in 2006. The persons listed in the Summary Compensation Table below are also referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Option Awards	All Other Compensation(2)	Total
Andre C. Dimitriadis Chairman and Chief Executive Officer	2006	$400,000	$375,000	$—	$—	$2,209	$777,209
Wendy L. Simpson President, Chief Operating Officer Chief Financial Officer & Treasurer	2006	350,000	250,000	—	—	586	600,586
Clint B. Malin Vice President &Chief Investment Officer	2006	160,000	75,000	—	—	5,594	240,594
Pamela Shelley-Kessler Vice President, Controller & Corporate Secretary	2006	165,000	65,000	—	—	7,019	237,019
Peter G. Lyew Vice President & Director of Taxes	2006	133,000	60,000	—	—	5,884	198,884

(1)          A portion of the executive officers’ bonus for 2006, which is reported in this table, was paid in January 2007. The executive officers’ bonus for 2005, which was paid in January 2006, is not reported in this table as it related to the executive officers’ performance during 2005 and was reported as part of the executive officers’ compensation for 2005 in the Proxy Statement for our 2006 Annual Meeting.

(2)          Represents our match of up to 3% of the individual’s salary under our 401(k) savings plan and executive health benefits. During 2006 Messrs. Lyew and Malin and Ms. Shelley-Kessler received $3,928; $4,675 and $4,888 in matching contributions under our 401(k) savings plan. During 2006, Messrs. Dimitriadis, Lyew and Malin and Mses. Simpson and Shelley-Kessler were reimbursed $2,209; $1,956, $919; $586; and $2,131, respectively, from our supplemental medical insurance plan.

Description of Employment Agreements

During 2006, Mr. Dimitriadis was compensated pursuant to an employment agreement entered into on June 30, 1998 and amended March 26, 1999 and June 30, 2000. The agreement provided Mr. Dimitriadis, as Chairman and Chief Executive Officer, with a four-year “ever-green” employment contract. On February 6, 2007, we entered into a new employment agreement with Mr. Dimitriadis effective March 1, 2007 through February 28, 2011 in connection with Mr. Dimitriadis’ new position as Executive Chairman. Under this new four-year “ever-green” employment contract, Mr. Dimitriadis’ current base salary is $240,000 and he will be required to devote two full business days per week to the business and affairs of our company. In addition, the employment contract provides Mr. Dimitriadis with health insurance benefits for life and his two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. If Mr. Dimitriadis’ employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay Mr. Dimitriadis a lump sum severance payment equal to four times base salary. Upon a change in control of our company whether or not Mr. Dimitriadis’ employment is terminated, we will pay Mr. Dimitriadis a severance payment in cash of $5,000,000. See “Severance and Other Benefits Upon Termination of Employment or Change in Control” above for further discussion.

During 2006, Ms. Simpson was compensated pursuant to an employment agreement entered into on March 9, 2004. On May 22, 2006 we amended the employment agreement with Ms. Simpson. The amendment provided Ms. Simpson as President, Chief Operating Officer, Chief Financial Officer and Treasurer with a two-year “ever-green” employment contract. On February 6, 2007, we entered into a new employment agreement with Ms. Simpson effective March 1, 2007 in connection with her promotion to the position of Chief Executive Officer. Under this new three-year “ever-green” employment contract Ms. Simpson’s base salary is $400,000 with a target bonus of 100% of her base salary. In addition, the employment contract provides Ms. Simpson and her spouse with health insurance benefits for life. However, we may elect to pay Ms. Simpson a one-time cash payment of $250,000 in lieu of continuing health insurance benefits. If Ms. Simpson’s employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay Ms. Simpson a lump sum severance payment equal to two times base salary. Upon a change in control of our company whether or not Ms. Simpson’s employment is terminated, we will pay Ms. Simpson a severance payment in cash of $3,000,000. See “Severance and Other Benefits Upon Termination of Employment or Change in Control” above for further discussion.

During 2006, Ms. Shelley-Kessler was compensated pursuant to an employment agreements entered into on August 9, 2004 and December 5, 2006. Ms. Shelley-Kessler, as Vice President, Controller and Secretary, has been provided with a one-year “ever-green” employment contract. On February 6, 2007 we amended Ms. Shelley-Kessler’s employment agreement effective March 1, 2007 in connection with her promotion to the position of Chief Financial Officer. The amendment provides Ms. Shelley-Kessler as Senior Vice President and Chief Financial Officer with a base salary of $190,000. If Ms. Shelley-Kessler’s employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay Ms. Shelley-Kessler a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Ms. Shelley-Kessler’s employment is terminated, we will pay Ms. Shelley-Kessler a severance payment in cash equal to two times her base salary. See “Severance and Other Benefits Upon Termination of Employment or Change in Control” above for further discussion.

During 2006, Mr. Malin was compensated pursuant to an employment agreements entered into on August 9, 2004 and December 5, 2006. Mr. Malin, as Vice President and Chief Investment Officer, has been provided with a one-year “ever-green” employment contract and a base salary of $160,000. If Mr. Malin’s employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay Mr. Malin a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Mr. Malin’s employment is terminated, we will pay Mr. Malin a severance payment in cash equal to two times his base salary. See “Severance and Other Benefits Upon Termination of Employment or Change in Control” above for further discussion.

During 2006, Mr. Lyew was compensated pursuant to an employment agreements entered into on August 9, 2004 and December 5, 2006. Mr. Lyew as Vice President and Director of Taxes, has been provided with a one-year “ever-green” employment contract and a base salary of $133,000. If Mr. Lyew’s employment with us is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay Mr. Lyew a lump sum severance payment equal to one times base salary. Upon a change in control of our company whether or not Mr. Lyew’s employment is terminated, we will pay Mr. Lyew a severance payment in cash equal to two times his base salary. See “Severance and Other Benefits Upon Termination of Employment or Change in Control” above for further discussion.

The employment agreements provide that the base salaries may be increased at the discretion of our Board of Directors. Any increase in base salary will automatically amend each executive’s respective employment agreement to provide that thereafter the executive’s annual base salary will not be less than the increased base salary approved by our Board of Directors. During the term of his employment by us, each officer will devote the time necessary to provide the services reasonably required by our Board of Directors and will not, without the express approval of our Board of Directors, engage for his own account or for the account of any other person or entity, in a business which competes with us.

GRANTS OF PLAN BASED AWARDS

No stock-based compensation awards were granted during the period ended December 31, 2006 to any of our named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2006.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable		Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested(1)
Andre C. Dimitriadis	—	—		—	—	71,190	(4)	$1,944,199
Wendy L. Simpson	—	4,000	(2)	$7.63	04/04/14	29,430	(5)	$803,733
Pamela Shelley-Kessler	—	—		—	—	2,500	(6)	$68,275
Clint B. Malin	—	10,000	(3)	$15.13	05/10/14	2,500	(7)	$68,275
Peter G. Lyew	—	—		—	—	2,500	(6)	$68,275

(1)          The market value is the number of shares that have not vested multiplied by the closing price of our common stock as reported by the NYSE on December 29, 2006, the last trading day of 2006.

(2)          Vests on April 4, 2007.

(3)          Vests on May 10, 2007.

(4)          Vests as follows:  16,230 on January 1, 2007, 2008 and 2009; 7,500 on December 7, 2007, 2008 and 2009

(5)          Vests as follows:  2,310 on January 1, 2007, 2008 and 2009; 7,500 on December 7, 2007, 2008 and 2009

(6)          Vests as follows:  1,000 on August 9, 2007; 500 on December 7, 2007, 2008 and 2009

(7)          Vests as follows:  1,000 on May 18, 2007; 500 on December 7, 2007, 2008 and 2009

OPTION EXERCISES AND STOCK VESTED DURING 2006

The following table shows the number and value of stock options exercised and the number of shares and value of restricted stock that vested related to each of our named executive officers during the year ended December 31, 2006.

	Option awards		Stock awards
Name	Number of shares acquired on exercise	Value realized on exercise(1)	Number of shares acquired on vesting	Value realized on vesting(2)
Andre C. Dimitriadis	—	$—	23,730	$552,341
Wendy L. Simpson	4,000	$57,360	9,810	$250,556
Pamela Shelley-Kessler	18,600	$296,822	1,500	$35,815
Clint B. Malin	10,000	$127,800	1,500	$34,655
Peter G. Lyew	3,600	$69,336	1,500	$35,815

(1)          The value realized is the difference between the market price of the underlying securities at exercise, as measured by the closing price of our common stock as reported by NYSE on the date of exercise, and the exercise price times the number of shares acquired on exercise.

(2)          The value realized is the number of shares that vested multiplied by the closing price of our common stock as reported by the NYSE on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have provided our named executive officers with employment contracts that provide certain benefits depending on the circumstances surrounding their termination of employment with us. In addition to the benefits described below, upon termination of employment with us, the named executive officer is generally entitled to amounts or benefits earned or accrued during the term of employment, including earned but unpaid salary. We have calculated the amount of any potential payments as if the termination or change of control occurred on December 31, 2006 and therefore used the closing price of our common stock as reported by the NYSE on December 29, 2006, the last trading day of 2006.

Severance and Other Benefits Upon Termination of Employment

As described above under “Description of Employment Agreements” the employment agreements we have with our named executive officers provide for payments of severance and other benefits upon termination of employment. If the named executive officer’s employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company, then we will pay the officer a lump sum severance payment equal to four times base salary for Mr. Dimitriadis, two times base salary for Ms. Simpson and one times base salary for Ms. Shelley-Kessler, Mr. Malin and Mr. Lyew. Additionally, medical and dental insurance coverage will be extended for up to 18 months, at our expense, to the executive officer. Further, effective March 1, 2007, we have agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits. If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the “golden parachute” rules on payments and benefits, then they will be entitled to receive an additional amount (a “gross-up payment” to make the officer whole for these excise taxes and for all taxes on the gross-up payment).

The following table lists the named executive officers and the estimated amounts they would have become entitled to under their respective employment agreements had their employment with us terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason or a change in control of our company on December 31, 2006:

Name	Estimated Total Value of Cash Payments-Base Salary(1)	Estimated Total Value of Deferred Compensation Payment(2)	Estimated Total Value of Health Coverage Continuation(3)	Estimated Total Value of Equity Acceleration	Estimated Total Value of Excise Tax “Gross-Up”
Andre C. Dimitriadis	$1,600,000	$—	$37,000	$—	$—
Wendy L. Simpson	700,000	659,482	38,000	—	—
Pamela Shelley-Kessler	165,000	25,180	32,000	—	—
Clint B. Malin	160,000	—	21,000	—	—
Peter G. Lyew	133,000	25,180	14,000	—	—

(1)          Represents base salaries and change of control provisions in effect at December 31, 2006. Effective March 1, 2007, Mr. Dimitriadis’ was named Executive Chairman, Ms. Simpson was named Chief Executive Officer and President and Ms. Shelley-Kessler was named Chief Financial Officer. Their annual base salaries were $240,000, $400,000 and $190,000, respectively.

(2)          In previous years, named executive officers were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions to the plan for each named executive officer. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2006 the Deferred Plan held 24,148, 922 and 922 shares of our common stock on behalf of Ms. Simpson, Ms. Shelley-Kessler and Mr. Lyew, respectively. Mr. Malin does not hold any shares in the Deferred Plan.

(3)          The employment agreements in effect at December 31, 2006 state that if the named executive officer’s employment is terminated upon a change in control of our company then the executive shall not be given the opportunity to participate in any medical or dental insurance coverage. However, if the named executive officer’s employment is terminated for any reason, except for a termination for cause or a voluntary resignation without a good reason, medical and dental insurance coverage will be extended for up to 18 months, at our expense, to the named executive officer. Estimates provided in this table are based on amounts we paid for medical and dental insurance for our named executive officers in 2006. As described above under “Description of Employment Agreements”, effective March 1, 2007, we agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits.

Severance and Other Benefits Upon Change of Control

As described above under “Description of Employment Agreements” the employment agreements we have with our named executive officers provide for payments of severance and other benefits upon a change of control of our company. Upon a change in control of our company whether or not the named executive officer’s employment is terminated, we will pay the named executive officer a severance payment in cash equal to $5,000,000 for Mr. Dimitriadis, $3,000,000 for Ms. Simpson and two times base salary for Ms. Shelley-Kessler, Mr. Malin and Mr. Lyew. If any payment or benefit received by Mr. Dimitriadis or Ms. Simpson from us subjects them to excise taxes under the “golden parachute” rules on payments and benefits, then they will be entitled to receive an additional amount (a “gross-up payment” to make the officer whole for these excise taxes and for all taxes on the gross-up payment). Further, upon a change of control all stock options and/or restricted stock automatically vests.

A “Change in Control” occurs if:

(a)    Any Person or related group of Persons (other than Executive and her Related Persons, the company or a Person that directly or indirectly controls, is controlled by, or is under common control with, the company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the company representing 30% or more of the combined voting power of the company’s then outstanding securities;

(b)   The stockholders of the company approve a merger or consolidation of the company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the company (or similar transaction) in which no Person acquires 30% or more of the combined voting power of the company’s then outstanding securities shall not constitute a Change in Control;

(c)    The Stockholders of the company approve a plan of complete liquidation of the company or an agreement for the sale or disposition by the company of all or substantially all of the company’s assets; or

(d)   A majority of the members of the Board of Directors of the company cease to be Continuing Directors.

The following table lists the named executive officers and the estimated amounts they would have become entitled to under their respective employment agreements had there been a change of control of our company on December 31, 2006:

Name	Estimated Total Value of Cash Payments-Base Salary(1)	Estimated Total Value of Deferred Compensation Payment(2)	Estimated Total Value of Health Coverage Continuation(3)	Estimated Total Value of Equity Acceleration(4)	Estimated Total Value of Excise Tax “Gross-Up”
Andre C. Dimitriadis	$5,000,000	$—	$—	$1,944,199	$2,217,000
Wendy L. Simpson	3,000,000	659,482	—	882,453	1,279,000
Pamela Shelley-Kessler	330,000	25,180	—	68,275	—
Clint B. Malin	320,000	—	—	190,075	—
Peter G. Lyew	266,000	25,180	—	68,275	—

(1)          Represents base salaries and change of control provisions in effect at December 31, 2006. Effective March 1, 2007, Mr. Dimitriadis’ was named Executive Chairman, Ms. Simpson was named Chief Executive Officer and President and Ms. Shelley-Kessler was named Chief Financial Officer and their annual base salaries were $240,000, $400,000 and $190,000, respectively.

(2)          In previous years, executive officers were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions to the plan for each executive officer. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2006 the Deferred Plan held 24,148, 922 and 922 shares of our common stock on behalf of Ms. Simpson, Ms. Shelley-Kessler and Mr. Lyew, respectively. Mr. Malin does not hold any shares in the Deferred Plan.

(3)          The employment agreements in effect at December 31, 2006 state that if the executive officer’s employment is terminated upon a change in control of our company then the executive shall not be given the opportunity to participate in any medical or dental insurance coverage. As described above under “Description of Employment Agreements”, effective March 1, 2007, we agreed to provide Mr. Dimitriadis, Ms. Simpson and her spouse with health insurance benefits for life and Mr. Dimitriadis’ two dependents with health insurance benefits until they reach the age of 22. However, we may elect to pay Mr. Dimitriadis and Ms. Simpson a one-time cash payment of $250,000 each in lieu of continuing health insurance benefits.

(4)          For stock options this amount represents the difference between the exercise price and the closing market price as reported by the NYSE on December 29, 2006, the last trading day of 2006. For unvested restricted stock this amount represents the closing market price as reported by the NYSE on December 29, 2006, the last trading day of 2006.

DIRECTOR COMPENSATION

Compensation for our Board of Directors typically consists of quarterly board fees, fees for attending meetings whether in-person or by telephone, and periodic equity awards. The following table presents information regarding the compensation we paid during 2006 to members of our Board of Directors who are not also our employees. Two members of our Board of Directors are also employed by us and therefore are not entitled to receive additional compensation for their services as directors. Compensation information related to our two employee directors is included in the previous discussion and tables related to executive compensation.

Director Compensation for the Year Ended December 31, 2006

Name	Fees earned or paid in cash	Stock awards(1)	Option awards(1)	Total
Boyd W. Hendrickson	$34,000	$—	$—	$34,000
Edmund C. King	34,000	—	—	34,000
Timothy J. Triche	34,000	—	—	34,000
Sam Yellen	34,000	—	—	34,000

(1)          See “Equity Awards” below for the aggregate number of stock awards and option awards outstanding at fiscal year end.

Quarterly Board and Meeting Fees

In fiscal 2006, each non-employee director received a fee of $6,250 per quarter, $3,000 for participation in special committee projects, and $750 for attendance in person or telephonically at each meeting of the Board of Directors or of any committee meeting held on a day on which the Board of Directors did not meet. In addition, we reimbursed non-employee directors for travel expenses incurred in connection with their duties as our directors.

Equity Awards

Directors participate in our Amended and Restated 1992 Stock Option Plan (or the 1992 Plan), our 1998 Equity Participation Plan (or the 1998 Plan), our 2004 Stock Option Plan and our 2004 Restricted Stock Plan. Both the 1992 Plan and the 1998 Plan permit the Compensation Committee to grant nonqualified stock options or restricted shares to directors from time-to-time. The Compensation Committee may grant nonqualified stock options under our 2004 Stock Option Plan or restricted stock under our 2004 Restricted Stock Plan to directors from time to time. No stock options or shares of restricted stock were granted to non-employee directors in 2006. The following table presents the number of outstanding and unexercised option awards and the number of unvested shares of restricted stock held by each of our non-employee directors.

Director	Number of options outstanding at 12/31/06		Number of unvested shares of restricted stock outstanding at 12/31/06
Boyd W. Hendrickson	15,000	(1)	2,750	(4)
Edmund C. King	15,000	(2)	7,267	(5)
Timothy J. Triche	5,000	(3)	2,750	(4)
Sam Yellen	15,000	(2)	7,267	(5)

(1)          5,000 vested on February 2, 2006. 5,000 will vest on February 2, 2007 and 2008.

(2)          3,000 vested on March 31, 2001, 2002, 2003, 2004 and 2005.

(3)          2,000 vested on April 23, 2006 and 3,000 vested on October 3, 2006.

(4)          Vests as follows: 1,000 on February 2, 2007 and 2008; 250 on December 7, 2007, 2008 and 2009

(5)          Vests as follows: 333 on February 2, 2007 and 334 on February 2, 2008; 1,950 on January 1, 2007, 2008 and 2009; 250 on December 7, 2007, 2008 and 2009

Subsequent to December 31, 2006, Mr. Yellen exercised 15,000 options with a total option value of $81,000 and a total market value as of the exercise date of $427,000. Also subsequent to December 31, 2006, Mr. King exercised 15,000 options with a total option value of $81,000 and a total market value of $373,000.

In previous years, directors were eligible to participate in our Amended Deferred Compensation Plan (or Deferred Plan) whereby we made contributions of up to $10,000 for each non-employee director. This Deferred Plan was frozen in 2002 and no contributions have been made on behalf of any employee or Board member since 2001. All previous contributions made by us to the deferred compensation plan trust were invested in shares of our common stock and as dividends are paid on these shares, additional shares of our common stock are purchased on behalf of the participants in the Deferred Plan. As of December 31, 2006 the Deferred Plan held 13,452, 5,338 and 13,452 shares of our common stock on behalf of Mr. King, Dr. Triche and Mr. Yellen, respectively.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all directors, executive officers and persons who beneficially own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) except that Mr. Dimitriadis was one day delinquent in filing a Form 4 representing 7,800 shares. The form was subsequently filed. Securities and Exchange Commission rules require us to disclose all known delinquent Section 16(a) filings by our officers, directors and ten percent stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited our financial statements for the years ended December 31, 2006 and 2005 and have been our auditors since our organization in May 1992. Fees for the years ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees	$357,650	$344,500
Audit-Related Fees	11,407	31,265
Tax Fees	195,107	68,975
All Other Fees	—	—

Audit Fees

For 2006, these fees represent aggregate fees billed for professional services rendered for the audit of our annual financial statements and internal control over financial reporting and the review of the financial statements included in our Quarterly Reports on Form 10-Q. For 2005, these fees represent aggregate fees for professional services rendered for the audit of our annual financial statements and internal control over financial reporting and the review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

These fees represent aggregate fees billed for consulting on various technical issues in 2006 and 2005 and for assurance and related services regarding our Registration Statements filed in 2005. These services are reasonably related to the performance of the audit of our annual financial statements for fiscal 2006 and 2005.

Tax Fees

These fees represent aggregate fees billed for services rendered for tax compliance and consultation, including REIT qualification matters during fiscal 2006 and 2005.

All audit, audit related and tax services were pre-approved by the Audit Committee. On an annual basis the Audit Committee pre-approves specifically described audit, audit-related and tax services to be performed by Ernst & Young LLP. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve non-audit services to be performed by Ernst & Young LLP, provided that the Chair shall report any decision to pre-approve such non-audit services to the full Audit Committee at its next regular meeting.

In accordance with Section III, Item 6 of the Audit Committee Charter, the Audit Committee reviewed the effectiveness of Ernst & Young LLP’s audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services provided. The Audit Committee concluded that the provision of the non-audit services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee Report of LTC Properties, Inc. (or company) shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors is comprised of three independent directors as determined by the Board within the meaning of the New York Stock Exchange listing standards and operates under a written charter adopted by the Board.

The Audit Committee has direct oversight of all compliance matters having to do with financial matters, Securities and Exchange Commission reporting and auditing. Additionally, it is the Audit Committee’s duty to review annually the Audit Committee Charter and the company’s Code of Business Conduct, Ethics and Corporate Governance for adequacy and recommend any changes to the Board.

The Audit Committee is appointed by the Board to assist the Board in its oversight function by monitoring, among other things, the integrity of the company’s financial statements, the company’s financial reporting process and the independence and performance of the independent registered public accounting firm. It is the responsibility of executive management of the company to prepare financial statements in accordance with generally accepted accounting principles and of the company’s independent registered public accounting firm to audit those financial statements. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate, compensate and retain, approve significant non-audit services, confirm the independence of the independent registered public accounting firm and, where appropriate, replace the independent registered public accounting firm. Additionally, the Audit Committee determines the extent of funding that the company must provide to it.

Management is responsible for the company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP, the company’s independent registered public accounting firm. Management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

In addition, the Audit Committee has received the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, from Ernst & Young LLP and has discussed with Ernst & Young LLP its independence from the company and its management. Further, the Audit Committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining its independence.

Further, the Audit Committee periodically meets with Ernst & Young LLP, without management present, to discuss the results of their examinations, the evaluations of the company’s internal controls and the overall quality of the company’s financial reporting.

During the past year, the Audit Committee met with Ernst & Young LLP eight times in total and without management present four times.

Based on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and set forth in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the company’s 2006 Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee
Edmund C. King, Chair Boyd W. Hendrickson, Timothy J. Triche, M.D. and Sam Yellen

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2008 Annual Meeting must be received by us for inclusion in our proxy statement by December 11, 2007. To assure that a stockholder’s proposal is included in the proxy statement, it will be necessary for the stockholder to comply with the regulations of the SEC governing inclusion of such proposals. Stockholder proposals received after December 11, 2007 will be considered untimely.

Stockholders may directly nominate persons for director only by complying with the procedure set forth in our Bylaws. The Bylaws require that the stockholder submit the names of such persons in writing to our Corporate Secretary not less than 60 days nor more than 150 days prior to the first anniversary of the date of the preceding year’s Annual Meeting. The nominations must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director and as to the stockholder giving the notice (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of our capital stock which are beneficially owned by such person on the date of such stockholder notice, (d) such nominee’s consent to serve as a director if elected and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our books, of such stockholder to be supporting such nominees and (b) the class and number of shares of our capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

Matters may be brought before the meeting by stockholders only if notice is delivered to our principal executive offices not less than 60 days nor more than 150 days prior to the anniversary of the 2007 Annual Meeting of Stockholders. Each such stockholder notice shall set forth (i) as to each matter the stockholder proposes to bring before the 2008 Annual Meeting, (a) a brief description of the matter desired to be brought before the 2008 Annual Meeting and the reasons for bringing such matter before the 2008 Annual Meeting and (b) any material interest of the stockholder in such matter; and (ii) as to the stockholder giving the notice (a) the name and address, as they appear on our books, of such stockholder and any other stockholders known by such stockholder to be supporting the bringing of such matter before the 2008 Annual Meeting as of the date of such stockholder notice and (b) the class and number of shares of our capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholder known by such stockholder to be supporting the bringing of such matter before the 2008 Annual Meeting as of the date of such stockholder notice.

OTHER MATTERS

The cost of the solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors and officers, without receiving any additional compensation, may solicit proxies personally, by telephone, by facsimile or electronically. We will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of common shares and will reimburse them for their expenses in doing so. We have retained the services of Georgeson Shareholder, Inc. for a fee of $7,500 plus out-of-pocket expenses, to assist in the solicitation of proxies.

WE WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT AND/OR OUR FORM 10-K (WITHOUT APPENDICES) FOR THE YEAR ENDED DECEMBER 31, 2006 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY, AT 31365 OAK CREST DRIVE, SUITE 200, WESTLAKE VILLAGE, CA  91361

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors
PAMELA J. SHELLEY-KESSLER
Westlake Village, California April 9, 2007	Senior Vice President, Chief Financial Officer and Corporate Secretary

Appendix A

THE 2007 EQUITY PARTICIPATION PLAN
OF
LTC PROPERTIES, INC.

LTC Properties, Inc., a Maryland corporation, has adopted The 2007 Equity Participation Plan of LTC Properties, Inc. (the “Plan”), effective                   , 2007, for the benefit of its eligible employees, consultants and directors.

The purposes of the Plan are as follows:

(1)   To provide an additional incentive for Independent Directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success;

(2)   To enable the Company to obtain and retain the services of Independent Directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company; and

(3)   To encourage participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and align the economic interests of the participants with those of the stockholders.

ARTICLE I.
DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

“Administrator” shall mean the party that conducts the general administration of the Plan as provided in Article X. With reference to the administration of the Plan with respect to Awards granted to Independent Directors, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee, unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.2.

“Award” shall mean an Option, Restricted Stock, a Performance Award, Dividend Equivalents, Deferred Stock, Stock Payment or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

“Award Agreement” shall mean a written agreement executed by an authorized director or officer of the Company and the Holder which contains such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

“Award Limit” shall mean two hundred thousand (200,000) shares of Common Stock, as adjusted pursuant to Section 11.3 of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean, unless otherwise defined in an Award Agreement, a change in ownership or control of the Company effected through any of the following transactions:

(a)    any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) or more of the total combined voting power of the Company’s then outstanding securities; or

(b)   the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 30% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control; or

(c)    the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale of disposition by the Company of all or substantially all of the Company’s assets, or

(d)   a majority of the members of the Board cease to be, as of any date of determination, members of the Board who were members of the Board as of the date the Plan was approved by the stockholders of the Company or was nominated for election or elected to the Board with the approval of a majority of the members of the Board at the time of such nomination or election.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

“Common Stock” shall mean the common stock of the Company, par value $.01 per share.

“Company” shall mean LTC Properties, Inc., a Maryland corporation.

“Corporate Transaction” shall mean any of the following stockholder-approved transactions to which the Company is a party:

(a)    a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Options are assumed by the successor entity;

(b)   the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

(c)    any reverse merger in which the Company is the surviving entity but in which securities possessing more than thirty percent (30%) of the total combined voting power of the Company’s outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

“Coupled Stock Appreciation Right”   shall mean an Award granted under Section 9.2 of the Plan.

“CSAR” shall mean a Coupled Stock Appreciation Right.

“Deferred Stock” shall mean Common Stock awarded under Section 8.5 of the Plan.

“Director” shall mean a member of the Board.

“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Section 8.3 of the Plan.

“Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

“Grantee” shall mean an Employee, Independent Director or consultant granted a Performance Award, Dividend Equivalent, Stock Payment, Stock Appreciation Right, or Deferred Stock.

“Holder” shall mean a person who has been granted or awarded an Award.

“Incentive Stock Option” shall mean an Option that is designated as an Incentive Stock Option by the Committee to the extent such Option complies with the applicable provisions of Section 422 of the Code.

“Independent Director” shall mean a member of the Board who is not an Employee.

“Independent Stock Appreciation Right” shall mean an Award granted under Section 9.3 of the Plan.

“ISAR” shall mean an Independent Stock Appreciation Right.

“Non-Qualified Stock Option” shall mean an Option that is not designated as an Incentive Stock Option by the Committee, or an Option that is designated as an Incentive Stock Option to the extent such Option does not comply with the provisions of Section 422 of the Code.

“Option” shall mean an Award granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

“Optionee” shall mean an Employee, consultant or Independent Director granted an Option under the Plan.

“Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Section 8.2 of the Plan.

“Performance Criteria” shall mean the following business criteria with respect to the Company or any Subsidiary: (i) net income, (ii) performance of investments, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings, (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, depreciation or amortization.

“Plan” shall mean The 2007 Equity Participation Plan of LTC Properties, Inc., as set forth herein and as amended from time to time.

“Restricted Stock” shall mean Common Stock awarded under Article VII of the Plan.

“Restricted Stockholder” shall mean an Employee, Independent Director or consultant granted an award of Restricted Stock under Article VII of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 under the Exchange Act, amended from time to time.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Stock Appreciation Right” shall mean an Award granted under Article IX of the Plan.

“Stock Payment” shall mean an Award granted under Section 8.4 of the Plan.

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination of Consultancy” shall mean the time when the engagement of a Holder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

“Termination of Directorship” shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

“Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause and with or without notice, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee’s employment at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in writing.

ARTICLE II.
SHARES SUBJECT TO PLAN AND OTHER LIMITATIONS

2.1.  Aggregate Limit on Shares Subject to Plan and Individual Award Limits.

(a)    The shares of stock subject to Awards shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or rights or in connection with any other Awards shall not exceed Six Hundred Thousand (600,000). The shares of Common Stock issuable upon exercise of Options or rights or in connection with any other Awards may be previously authorized but unissued shares.

(b)   The Administrator may not grant to any individual in any calendar year Stock Options, Restricted Stock, Independent Stock Appreciation Rights, Performance Awards, Stock Payments and Deferred Stock representing in the aggregate a number of Shares in excess of the Award Limit. For this purpose, a Performance Award payable in cash shall represent a number of Shares equal to the amount of such cash divided by the Fair Market Value of a share of Common Stock on the date the Performance Award is granted. The Administrator may not grant to any individual in any calendar year Divided Equivalents in excess of the aggregate number of Stock Appreciation Rights, Deferred Stock Awards and Performance Awards payable in shares of Common Stock granted to such individual in such calendar year. The Administrator may not grant to any individual in any calendar year Coupled Stock Appreciation Rights in excess of the Stock Options granted to such individual in such calendar year.

2.2.  Add-back of Options and Other Rights.   If any Award expires, is forfeited or is canceled without having been fully exercised or without having become fully vested, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Award as to which such Award was not exercised, was forfeited, was cancelled, or was exercised in cash may again be subject to an Award, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be subject to an Award, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Holder or repurchased by the Company pursuant to Section 7.5 hereof, such share may again be subject to an Award, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause Incentive Stock Options to fail to qualify as an incentive stock options under Section 422 of the Code.

ARTICLE III.
GRANTING OF AWARDS

3.1   Award Agreement.   Each Award shall be evidenced by an Award Agreement.   Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

3.2   Consideration.   In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

3.3   At-Will Employment.   Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause and with or without notice, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS

4.1.  Eligibility.   Any Employee or consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 4.5 and 4.6. An Option shall give the Optionee the right to purchase shares of Common Stock under the terms and conditions set forth in the Award Agreement applicable to the Option.

4.2.  Disqualification for Stock Ownership.   No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

4.3.  Qualification of Incentive Stock Options.   No Incentive Stock Option shall be granted to any person who is not an Employee.

4.4.  Granting of Options to Employees and Consultants.

(a)    The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

(i)    Determine which Employees are key Employees and select from among the key Employees or consultants (including Employees or consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

(ii)   Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or consultants;

(iii)  Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

(iv)  Determine the terms and conditions of such Options, consistent with the Plans.

(b)   Upon the selection of a key Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, and consistent with applicable law require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, any other Award or other rights which have been previously granted to him/her under the Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

(c)    Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

4.5.  Granting of Options to Independent Directors.   The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan determine (i) which Independent Directors, if any, should, in its opinion, be granted Non-Qualified Stock Options, (ii) subject to the Award Limit, determine the number of shares to be subject to such Options, and (iii) the terms and conditions of such Options, consistent with the Plan.

4.6.  Options in Lieu of Cash Compensation.   Options may be granted under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE V.
TERMS OF OPTIONS

5.1   Option Price.   The price per share of the shares subject to each Option granted to Employees and consultants shall be set by the Committee; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and provided further that in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

5.2   Option Term.   The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

5.3   Option Vesting.

(a)    The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a consultant vests in the Optionee shall be set by the Committee in its sole and absolute discretion and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or consultant vests.

(b)   No portion of an Option granted to an Employee or consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

(c)    To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

(d)   Unless otherwise provided in an Award Agreement, Options shall become fully vested as of the date of a Change of Control.

5.4   Terms of Options Granted to Independent Directors.   The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Subject to Section 6.6, each Option granted to an Independent Director pursuant to Section 4.5 shall become exercisable in cumulative annual installments of 33-1/3% on each of the first, second and third anniversaries of the date of grant and shall expire on the earlier of the seventh anniversary of the date of vesting or one year following an Independent Director’s Termination of Directorship for any reason; provided that no Option shall vest more than one year following an Independent Director’s Termination of Directorship.

ARTICLE VI.
EXERCISE OF OPTIONS

6.1.  Partial Exercise.   An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

6.2.  Manner of Exercise.   All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his/her office:

(a)    A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

(b)   Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)    In the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons (other than the Optionee), who have been transferred an Option pursuant to Section 11.1, appropriate proof of the right of such person or persons to exercise the Option; and

(d)   Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the excess of the aggregate exercise price of the Option or exercised portion thereof over the Option price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, in accordance with a cashless exercise program under which, if so instructed by the Optionee, shares of Common Stock may be issued directly to the Optionee’s broker or dealer who in turn will sell the shares and pay the Option price in cash to the Company from the sale proceeds; or (iv) allow payment through any combination of the consideration provided in the foregoing clauses (i), (ii), and (iii).

6.3.  Conditions to Issuance of Stock Certificates.   The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a)    The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b)   The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)    The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)   The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e)    The receipt by the Company of full payment for such shares, including payment of any applicable tax withholdings, which in the discretion of the Administrator may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

6.4.  Rights as Stockholders.   Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

6.5.  Ownership and Transfer Restrictions.   The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of any such Option refer to such requirement to give prompt notice of disposition.

6.6.  Additional Limitations on Exercise of Options.   Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

7.1.  Eligibility.   Subject to the Award Limit, shares of Common Stock may be awarded to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

7.2.  Award of Restricted Stock.

(a)    The Administrator may from time to time, in its absolute discretion:

(i)    Determine which Employees are key Employees and select from among the key Employees, Independent Directors or consultants (including Employees, Independent Directors or consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

(ii)   Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

(b)   The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock.

(c)    Upon the selection of a key Employee, Independent Director or consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

7.3.  Rights as Stockholders.   Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his/her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

7.4.  Restriction.   All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Award Agreement, be subject to such terms, conditions and restrictions as the Administrator shall provide, which restrictions may include, without limitation, forfeiture of such shares in the event of termination of employment prior to completion of a term of service and restrictions concerning voting rights and transferability, Company performance and individual performance and satisfaction of one or more Performance Factors; provided, however, that, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder’s rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions; provided, however, that unless otherwise provided by the Administrator in the Restricted Stock Award Agreement, such rights shall not lapse in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control or because of the Restricted Stockholder’s death or disability.

7.5.  Repurchase of Restricted Stock.   The Administrator shall provide in the terms of each individual Restricted Stock Award Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Award Agreement immediately upon a Termination of Employment, Termination of Consultancy or Termination of Directorship prior to the termination or expiration of all restrictions, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that the Administrator in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Consultancy or Termination of Directorship, without cause or following a Change in Control or because of the Restricted Stockholder’s retirement, death, disability or otherwise.

7.6.  Escrow.   Unless otherwise determined by the Administrator, the Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Award Agreement with respect to the shares evidenced by such certificate terminate, expire or have been removed.

7.7.  Legend.   In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, such legend or legends shall make appropriate reference to the conditions imposed thereby.

7.8.  Section 83(b) Election.   If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

7.9.  Restricted Stock in Lieu of Cash Compensation.   Restricted Stock may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE VIII.
PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

8.1.  Eligibility.   Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock, and/or Stock Payments may be granted to any Employee who the Committee determines is a key Employee, any consultant who the Committee determines should receive such an Award or any Independent Director who the Board determines should receive such an Award.

8.2.  Performance Awards.   Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted one or more Performance Awards. A Performance Award represents the right to receive a payment subject to any one or more of the

Performance Criteria or other specific performance criteria determined appropriate by the Administrator on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee, Independent Director or consultant.

8.3.  Dividend Equivalents.   Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted Dividend Equivalents. A Dividend Equivalent represents the right to receive payments in the amount of the dividend on a share of Common Stock. Dividend Equivalents shall be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, Deferred Stock or Performance Award is granted, and the date such Stock Appreciation Right, Deferred Stock or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

8.4.  Stock Payments.   Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may receive Stock Payments in the manner determined from time to time by the Administrator. A Stock Payment represents the right to receive one share of Common Stock. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

8.5.  Deferred Stock.   Any key Employee or consultant selected by the Committee or any Independent Director selected by the Board may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. Deferred Stock represents the right to receive one share of Common Stock in the future. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or Performance Criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

8.6.  Term.   The term of a Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment shall be set by the Administrator.

8.7.  Exercise or Purchase Price.   The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, or shares received as a Stock Payment.

8.8.  Exercise Upon Termination of Employment, Termination of Directorship or Termination of Consultancy.   A Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Independent Director or consultant; provided, however, that the Administrator in its sole and absolute discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment, Termination of Consultancy or Termination of Directorship following a Change in Control.

8.9.  Payment on Exercise.   Payment of the amount determined under Section 8.1 or 8.2 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

8.10.              Performance Award, Dividend Equivalent, Deferred Stock and/or Stock Payment in Lieu of Cash Compensation.   Performance Awards, Dividend Equivalents, Deferred Stock and/or Stock Payments may be awarded under the Plan to Employees and consultants in lieu of cash bonuses which would otherwise be payable to such Employees and consultants and to Independent Directors in lieu of directors’ fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

9.1.  Grant of Stock Appreciation Rights.   A Stock Appreciation Right entitles the Holder to a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock underlying the Stock Appreciation Right as of the date the Award is exercised over such Fair Market Value as of the date the Award is granted. A Stock Appreciation Right may be granted to any key Employee or consultant selected by the Committee or any Independent Director selected by the Board. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement. Without limiting the generality of the foregoing, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee, Independent Director or consultant that the Employee, Independent Director or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock or Deferred Stock, Performance Awards, Stock Appreciation Rights, Dividend Equivalents or Stock Payments, or other rights which have been previously granted to him/her under the Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

9.2.  Coupled Stock Appreciation Rights.

(a)    A CSAR is a Stock Appreciation Right that is related to a particular Option and is exercisable only when and to the extent the related Option is exercisable.

(b)   A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c)    A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefore an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

9.3.  Independent Stock Appreciation Rights.

(a)    An Independent Stock Appreciation Right (ISAR) is a Stock Appreciation Right that is unrelated to any Option. ISARs shall have terms set by the Administrator and shall cover such number of shares of Common Stock as the Administrator may determine. An ISAR is exercisable only while the Grantee is an Employee, Independent Director or consultant; provided that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment, Termination of Directorship or Termination of Consultancy without cause, or following a Change in Control, or because of the Grantee’s retirement, death or disability, or otherwise, and provided further, that unless otherwise provided in the Award Agreement, ISARs shall become fully vested as of the date of a Change in Control.

(b)   An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

9.4.  Payment and Limitations on Exercise.

(a)    Payment of the amount determined under Sections 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

(b)   Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE X.
ADMINISTRATION

10.1.   Compensation Committee.   The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a “non-employee director” as defined by Rule 16b-3 and an “outside director” for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

10.2.   Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Restricted Stock Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3, or other applicable law (including stock exchange rules), are required to be determined in the sole discretion of the Committee.

10.3.   Compensation; Professional Assistance; Good Faith Actions.   Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

ARTICLE XI.
MISCELLANEOUS PROVISIONS

11.1.   Not Transferable.

No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock, Deferred Stock, Performance Award, Stock Appreciation Right, Dividend Equivalent or Stock Payment or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his/her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him/her under the Plan. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his/her personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

11.2.   Amendment, Suspension or Termination of the Plan.   Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve months before or after the action by the Board, no action of the Board may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

(a)    The expiration of ten years from the date the Plan is adopted by the Board; or

(b)   The expiration of ten years from the date the Plan is approved by the Company’s stockholders under Section 11.4.

11.3.   Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

(a)    Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s opinion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)    the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

(ii)   the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Performance Awards, Stock Appreciation Rights, Dividend Equivalents, or Stock Payments, and in the number and kind of shares of outstanding Restricted Stock or Deferred Stock, and

(iii)  the grant or exercise price with respect to any Award.

(b)   Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)   To provide that the Award cannot vest, be exercised or become payable after such event;

(iii)  To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 5.3 or 5.4 or (ii) the provisions of such Award;

(iv)  To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v)    To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding

Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.;

(vi)  To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event; and

(vii) None of the foregoing discretionary actions taken under this Section 11.3(b) shall be permitted with respect to Options granted under Section 4.5 to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 11.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby upon such Change in Control or during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 5.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 11.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

(c)    Subject to Section 11.3(d) and 11.8, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(d)   No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

11.4.   Approval of Plan by Stockholders.   The Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders; and provided further, that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

11.5.   Tax Withholding.   The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the

Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

11.6.   Forfeiture Provisions.   Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

11.7.   Limitations Applicable to Section 16 Persons and Performance-Based Compensation.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.8.   Effect of Plan Upon Options and Compensation Plans.   The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Independent Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.9.   Compliance with Laws.   The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under  Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.10. Titles.   Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

11.11. Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
`
THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” ALL OF THE FOLLOWING:

Election of Directors						Issues
1. Five directors will be elected to hold office until the 2008 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified.						The Board of Directors recommends a vote FOR the following proposals.
	For	Withhold		For	Withhold
01- Andre C. Dimitriadis			04 - Wendy L. Simpson				For	Against	Abstain
2. Approval of the Company’s 2007 Equity Participation Plan.

02 - Boyd W. Hendrickson			05 - Timothy J. Triche, M.D.
3. Ratification of the Company’s Independent Auditors.

03 - Edmund C. King

In accordance with the judgments of the Proxies, upon any other matter that may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

This Proxy will be voted as directed. If no contrary direction is made, this Proxy will be voted in accordance with the Directors’ recommendations.

Non-Voting Items
Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Important: Please sign your name exactly as it appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, add such title in your signature.
NOTE: If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

Date (mm/dd/yyyy) — Please print date below.			Signature 1 — Please keep signature within the box.			Signature 2 — Please keep signature within the box.
/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — LTC Properties, Inc.

This Proxy is Solicited by the Board of Directors
for the Annual Meeting of Stockholders–May 15, 2007

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on May 15, 2007, each dated April 9, 2007, and revoking all prior proxies, hereby appoints: Andre C. Dimitriadis and Wendy L. Simpson, or either of them, each with the power of substitution, as Proxies, and hereby authorizes each of them to represent and vote, as designated below, the shares held of record by the undersigned at the annual meeting of stockholders of LTC Properties, Inc. to be held at the Four Seasons Hotel, Two Dole Drive, Westlake Village, California 91362, on Tuesday, May 15, 2007 at 10:00 A.M., or any adjournments or postponements thereof, as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT!